Exhibit 10.98


THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, INCLUDING AVAILABILITY OF AN EXEMPTION, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                             STOCK PURCHASE WARRANT
                  To Purchase 300,000 Shares of Common Stock of
                                  E-LOAN, INC.

       THIS CERTIFIES that, for value received, GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time in whole or in part on or prior to the close of business on the date five (5) years after the date hereof, but not thereafter, to subscribe for and purchase, from E-LOAN, INC., a Delaware corporation (the "Company"), Three Hundred Thousand (300,000) shares of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to One Dollar and Fifty-five Cents ($1.55). The purchase price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

       1. TITLE OF WARRANT. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part at the office or agency of the Company, referred to in Section 2 hereof, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

       2. EXERCISE OF WARRANT. The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at the times specified in the first paragraph hereof, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed at the office of the Company, in Dublin, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the purchase price of the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

       Certificates for shares purchased hereunder shall be delivered to the holder hereof within ten (10) business days after the date on which this Warrant shall have been exercised as aforesaid.

                                                                   Exhibit 10.98


       The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

       Notwithstanding any provisions herein to the contrary, if, at the time of exercise of this Warrant, the fair market value of one share of the Company's Common Stock is greater than the per share purchase price of this Warrant, in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election and the properly endorsed Form of Subscription in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

             X = Y(A-B)
                 -----
                   A

       Where X = the number of shares of Common Stock to be issued to the holder

             Y = the  number of shares of  Common  Stock  purchasable  under the
                 Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

             A = the fair  market  value of one  share of the  Company's  Common
                 Stock

             B = per share  purchase  price of this  Warrant (as adjusted to the date of such calculation)

       For purposes of the above calculation, "fair market value" of a share of Common Stock as of a particular date shall mean:

              (i) The average of the closing prices (as listed on the Nasdaq National Market (or such other exchange on which the shares are listed) and reported in THE WALL STREET JOURNAL) of the Common Stock over the ten-day period ending on the last trading day of the Common Stock prior to the date of such calculation and including such last trading day as one of the ten days; and

              (ii) If there is no public market for the Common Stock, then fair market value shall be determined by the Company's Board of Directors in good faith.

       3. LOCK-UP PERIOD. With respect to the Common Stock acquired by Investor pursuant to the exercise of this Warrant, the holder agrees not to (x) offer, pledge, sell or contract to sell the Common Stock; sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase in connection with the Share; or otherwise transfer or dispose of, directly or indirectly, the Common Stock; or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of the Common Stock (regardless of whether any transaction described in clause (x) or (y) is to be settled by the delivery of the Share, in cash or otherwise), without the prior written consent of the Company; provided, however, that the provisions of this Section 3 shall not apply to transactions between the Investor, on the one hand, and any corporation, partnership, limited liability company or any other entity which is wholly owned by or which

                                                                   Exhibit 10.98


wholly owns the Investor (each, an "Affiliate"), on the other hand; provided that, such Affiliate agrees in writing to be bound by the terms of this Section 3 to the same extent as the holder.

       The foregoing notwithstanding, the first 150,000 shares of the Common Stock (subject to adjustment as describer herein) acquired by Investor pursuant to the exercise of this Warrant shall be relieved of the lock-up restrictions of this Section 3 ninety (90) days from the date of this Warrant. The remaining shares of the Common Stock acquired by Investor pursuant to the exercise of this Warrant shall be relieved of the lock-up restrictions one hundred and eighty
(180) days from the date of the Warrant. The provisions of this Section 3 shall be inapplicable following the date which is 180 days from the date of this Warrant.

       4.     REGISTRATION OF STOCK. The Company agrees as follows:

              a. REQUIRED REGISTRATION. Notwithstanding anything to the contrary contained herein or in any other agreement to which the Company is bound, on or prior to May 20, 2001, the Company agrees to have registered for resale under the Securities Act of 1933 the 300,000 shares of common stock issuable upon exercise of the warrants (subject to adjustment as described herein), which shares (a) will remain unissued until the earlier of Investor's exercise in full of the Warrants or the expiration of the exercise period therefore and (b) upon issuance to Investor in accordance with the Warrant, may be sold by Investor free and clear of any sale restrictions (subject to the restrictions contained in the preceding section). If the Company shall fail to comply with any portion of the preceding sentence, the Company shall deliver 300,000 shares of unregistered common stock upon exercise of the warrants, and such shares may be sold pursuant to and subject to the requirements of Rule 144 under the Securities Act. The Company's delivery of unregistered shares shall be Investor's sole remedy for any failure by the Company to register shares pursuant to this Section 4. The Company shall not be obligated to file and cause to become effective more than one registration statement. Such registration shall be at Company's expense (which shall include, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent accountants for Company, and fees and expenses incident to compliance with state securities law, but shall not include fees and disbursements of counsel for Investor).

              b. INDIVIDUAL REGISTRATION. (a) If, at any time during the period commencing on the effective date of this Warrant and ending ten (10) years thereafter, Company shall determine to register under the Securities Act of 1933, as amended, any shares of common stock to be offered for cash by it or others, pursuant to a registration statement on Form S-3 (or its equivalent), Company will (i) promptly give written notice to Investor of its intention to file such registration statement and (ii) at Company's expense (which shall include, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent accountants for Company, and fees and expenses incident to compliance with state securities law, but shall not include fees and disbursements of counsel for Investor) include among the securities covered by the registration statement such portions of the Common Stock then held by Investor as shall be specified in a written request to Company within thirty (30) days after the date on which Company gave the notice described in (a)(i) above. (b) Upon receipt of such written request and of the shares of Common Stock specified in the request (any shareholder requesting registration being individually called a "Selling Shareholder"), Company shall:
(i) use its reasonable best efforts to effect the registration, qualification or compliance of the common stock under the Securities Act and under any other applicable federal law and any applicable securities or blue sky laws of jurisdictions within the United States; (ii) furnish each Selling Shareholder such number of copies of the prospectus contained in the registration statement filed under the Securities Act (including preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as the Selling

                                                                   Exhibit 10.98


Shareholder may reasonably request in order to facilitate the disposition of the Common Stock covered by the registration statement; and (iii) notify each Selling Shareholders at any time when a prospectus relating to the Common Stock covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus forming a part of such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and at the request of the Selling Shareholders prepare and furnish to the Selling Shareholders any reasonable number of copies of any supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to purchasers of the stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. (c) If the offering of securities to be registered by Company is underwritten, each Selling Shareholder shall sell the common stock to or through the underwriter(s) of the securities being registered for the account of Company or others upon the same terms applicable to Company or others, and if the managing underwriter(s) reasonably determine that all or any portion of the shares of common stock held by the Selling Shareholders should not be included in the registration statement, then notwithstanding anything to the contrary in this Section, the determination of such underwriter(s) shall be conclusive; provided however that if such underwriter(s) determine that some but not all of the common stock of the Selling Shareholders shall be included in the registration statement, the number of shares of common stock owned by each Selling Shareholder to be included in the registration statement will be proportionately reduced in accordance with the respective written requests given as provided above.

              c.     INDEMNIFICATION.  In the event that Common Stock  purchased pursuant to this Warrant are  included in a  registration  statement  under this
Section 4, Company will indemnify and hold harmless each Selling Shareholder and each other person, if any, who controls such Selling Shareholder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Selling Shareholder or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement pursuant to which the Common Stock were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon the failure by Company to file any amendment or supplement thereto that was required to be filed under the Securities Act, and will reimburse such Selling Shareholder and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing, Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or omission made in such registration statement, preliminary prospectus, final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Company through an instrument duly executed by or on behalf of any Selling Shareholder specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, or amendment or supplement.

       It shall be a condition precedent to the obligation of Company to take any action pursuant to this Section that Company shall have received an undertaking satisfactory to it from each Selling Shareholder to indemnify and hold harmless Company (in the same manner and to the same extent as set forth in this Section), each director of Company, each officer who shall sign such registration statement, and any

                                                                   Exhibit 10.98


persons  who control  Company  within the meaning of the  Securities  Act,  with respect to any statement or omission from such registration statement, preliminary prospectus, or any final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to Company through an instrument duly executed by the indemnifying party specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, or amendment or supplement.

       Promptly following receipt by an indemnified party of notice of the commencement of any action involving a claim referred to above in this Section 4(c), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after indemnified party consents to the indemnifying party's election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof.

              d. BINDING PROVISIONS. The provisions of this Section 4 shall be binding on the successors of Company. No Selling Shareholder may assign the provisions of this Section 4 or all or any part of its or their rights or obligations hereunder, except that in the event of a merger or consolidation in which the Company is not the survivor, the Company shall assign and transfer, and successor shall assume, the provisions of this Section 4.

       5. NO FRACTIONAL SHARES OR SCRIPT. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the holder of this Warrant.

       6. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; or in such name or names as may be directed by the holder of this Warrant; PROVIDED, HOWEVER, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and PROVIDED, FURTHER, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

       7. NO RIGHTS AS SHAREHOLDERS. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof.

       8. EXCHANGE AND REGISTRY OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its

                                                                   Exhibit 10.98


terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

       9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

       10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

       11.    EARLY TERMINATION AND DILUTION.

              a. MERGER, SALE OF ASSETS, ETC. If at any time the Company proposes to consolidate with, merge with, sell or convey all or substantially all of its assets to any other corporation, or effect some other form of reorganization (a "Merger Event"), then the holder of this Warrant shall thereafter be entitled to receive upon exercise of the Warrant, the number of shares of securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if the holder of this Warrant had exercised this Warrant immediately prior to the Merger Event.

              b.     RECLASSIFICATION, ETC. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, or issue any stock dividends or dividends payable other than a cash dividend, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change or dividend with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, or dividend, reclassification or other change. If shares of the Company's Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the purchase price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares of Common Stock to be outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

              c. CASH DISTRIBUTIONS. No adjustment on account of cash dividends or interest on the Company's Common Stock or other securities purchasable hereunder will be made to the purchase price under this Warrant.

              d. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant.

                                                                   Exhibit 10.98


       12.    REPRESENTATIONS   AND  WARRANTIES.   The  Company  represents  and
warrants to the holder of this Warrant as follows:



              a. This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

              b. As of the date of this Warrant, the Company has issued and outstanding 53,650,366 shares of Common Stock, and the shares subject to this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof will be validly issued, fully paid and non-assessable;

              c. The rights, preferences, privileges and restrictions granted to or imposed upon the shares subject to this Warrant and the holders thereof are as set forth in the Company's Certificate of Incorporation, as amended to the Date of this Warrant;

              d. The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any material provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

              e. There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

       13.    MISCELLANEOUS.

              a. ISSUE DATE. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

              b. RESTRICTION. The holder hereof acknowledges that the Common Stock acquired upon the exercise of this Warrant may have restrictions upon its resale imposed by state and federal securities laws.

              c. WAIVERS AND AMENDMENTS. This Warrant may only be amended or any provision waived with the written consent of the Holder and the Company.

                                                                   Exhibit 10.98


              d. NOTICE. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at 5875 Arnold Road, Dublin, California 94568, attn: Steve Majerus, Vice President of Secondary Marketing, with a copy to Edward A. Giedgowd, General Counsel at the same address.

       IN WITNESS WHEREOF, E-LOAN, Inc. has caused this Warrant to be executed by its officers thereunto duly authorized.



Dated:  2-23-01

                                   E-LOAN, INC.

                                   By: /s/ MATT ROBERTS
                                      ------------------------------------------
                                   Name: Matt Roberts
                                   Title: CFO

                                                                   Exhibit 10.98


                               NOTICE OF EXERCISE

To:  E-LOAN, INC.

       (1) The undersigned hereby elects to purchase ______________ shares of Common Stock of E-LOAN, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

       (2) Please issue a certificate representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                         -------------------------------
                                     (Name)

                         -------------------------------
                                    (Address)

       (3) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



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            (Date)                                        (Signature)

                                                                   Exhibit 10.98


                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                    Do not use this form to purchase shares.)

       FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


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                                 (Please Print)

whose address is
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                                 (Please Print)

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                                         Dated:
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                                         Holder's Signature:
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                                         Holder's Address:
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Signature Guaranteed:
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NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing, Warrant.